Exhibit 10.c


                                ESCROW AGREEMENT

     This Escrow Agreement (as the same may be amended or modified from time to time in accordance with the terms hereof, and including any and all written instructions given to the Escrow Agent (hereinafter defined) pursuant hereto, this "ESCROW AGREEMENT") is made and entered into as of _______ ___, 2004, by and among Enron Corp., an Oregon corporation ("SELLER"), CCE Holdings, LLC, a Delaware limited liability company ("PURCHASER"), the Pension Benefit Guaranty Corporation (the "PBGC") and [________ (the "BANK")].1


                                   WITNESSETH:

         WHEREAS, Seller and Purchaser have requested the Bank to act in the capacity of escrow agent under this Escrow Agreement, and the Bank, subject to the terms and conditions hereof, has agreed so to do;

         WHEREAS, pursuant to that certain Purchase Agreement, dated June 24, 2004, as amended as of September 1 , 2004 (the "PURCHASE AGREEMENT"), by and among Seller, certain of its affiliates and Purchaser, Purchaser has agreed to purchase, and Seller and certain of its affiliates have agreed to sell, 100% of the membership interests of CrossCountry Energy, LLC, a Delaware limited liability company, on the terms and conditions set forth in the Purchase Agreement;

         WHEREAS, unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Purchase Agreement;

         WHEREAS, pursuant to Section 9.11 of the Purchase Agreement, Seller has agreed to indemnify and hold the Purchaser Indemnified Parties harmless from and against all Losses that are imposed upon or assessed against a Transfer Group Company or the assets thereof arising out of certain claims under Title IV of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); and

         WHEREAS, Seller has agreed to establish an escrow fund by depositing $321,800,000 in immediately available funds (the "ESCROW AMOUNT") with the Escrow Agent (hereinafter defined) contemporaneously with the Closing in lieu of the obligations in respect of claims of the PBGC under Sections 42.2 and 21.3 of the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code;

         NOW THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

     1. APPOINTMENT OF ESCROW AGENT. Each of the Seller, Purchaser and PBGC hereby appoints the Bank as the escrow agent under this Escrow Agreement (the Bank in such capacity, the "ESCROW AGENT"), and the Escrow Agent hereby accepts such appointment. Each of the parties hereto acknowledges and agrees that the Escrow Agent has not reviewed, is not a party to and shall have no liability under the Purchase Agreement.

     2. ESCROWED PROPERTY. Contemporaneously with the Closing, Seller shall deliver the Escrow Amount in immediately available funds to the Escrow Agent. Once deposited with the Escrow Agent, the Escrow Amount is referred to herein as the "ESCROWED PROPERTY." The Escrowed Property shall be held by the Escrow Agent in one or more segregated escrow accounts (collectively, the "ESCROW ACCOUNT") for the benefit of Purchaser, Seller and the PBGC, as provided in this Escrow Agreement. In no event shall the Escrow Agent disburse or invest the Escrowed Property except in accordance with this Escrow Agreement.

     3. INVESTMENT OF THE ESCROWED PROPERTY. (a) Pending disbursement of the Escrowed Property in accordance with the terms of this Escrow Agreement, the Escrow Agent shall invest and reinvest the Escrowed Property in Permitted Investments (as defined below). The Escrow Agent may use a broker-dealer of its own selection, including a broker-dealer owned by or affiliated with the Escrow Agent or any of its affiliates. The Escrow Agent or any of its affiliates may receive reasonable and customary compensation with respect to any investment directed hereunder (provided that such compensation shall be disclosed in writing to Seller and Purchaser prior to such investment). The Escrow Agent shall have the right to liquidate any investment held in order to release the Escrowed Property as provided by this Escrow Agreement. It is expressly agreed and understood by the parties hereto that the Escrow Agent shall not in any way whatsoever be liable for losses on any investments, including, but not limited to, losses from market risks due to premature liquidation or resulting from other actions taken pursuant to and consistent with this Escrow Agreement. For purposes of this Escrow Agreement, "PERMITTED INVESTMENTS" shall mean direct obligations of the U.S. government, obligations guaranteed by the U.S. government and money market funds that invest solely in direct obligations of the U.S. government or in obligations guaranteed by the U.S. government, in each case having maturities of ninety (90) days or less.

          (b) Receipt, investment and reinvestment of the Escrowed Property shall be confirmed by the Escrow Agent as soon as practicable following each such transaction by account statement to Seller, Purchaser and PBGC, and any discrepancies in any such account statement shall be noted by Seller and Purchaser to the Escrow Agent within thirty (30) calendar days after receipt thereof. Failure to inform the Escrow Agent in writing of any discrepancies (except for gross or manifest errors) in any such account statement within said 30-day period shall presumptively be deemed confirmation of such account statement in its entirety. For purposes of this paragraph, each account statement shall be deemed to have been received by the party to whom directed on the earlier to occur of (i) actual receipt thereof and (ii) five (5) Business Days after the deposit thereof in the United States Mail, postage prepaid.

     4. DISBURSEMENT OF THE ESCROWED PROPERTY. The Escrow Agent is hereby authorized to release all or any portion of the Escrowed Property only as follows:

          (a) To the PBGC, with respect to claims of the PBGC related to the pension plans listed in Section 4(c) hereof (the "SELLER PLANS"), promptly, but in no event later than two (2) Business Days, after the Escrow Agent's receipt of written instructions directing such payment executed by Seller, with a copy thereof to Purchaser and the PBGC;

          (b) To the Purchaser, promptly, but in no event later than two (2) Business Days, after the Escrow Agent's receipt of (i) written instructions executed by Seller, with copies thereof to Purchaser and the PBGC, stating that liabilities or claims under Title IV of ERISA have been imposed upon or assessed against a Transfer Group Company (as defined in the Purchase Agreement) or the assets thereof, or (ii) copy of a final judgment of a court of competent jurisdiction that is not appealable as a matter of right (a "FINAL DETERMINATION"), with copies thereof to Seller and the PBGC, which establishes that liabilities or claims under Title IV of ERISA have been imposed upon or assessed against a Transfer Group Company or the assets thereof, and, in each case, paid by a Transfer Group Company to the PBGC, and by reason thereof the Purchaser is entitled to indemnification pursuant to Section 9.11 of the Purchase Agreement, in respect of such amounts paid to the PBGC;

          (c) Promptly, but in no event later than twenty-four (24) hours, after the Escrow Agent's receipt of written instructions executed by Seller, with a copy thereof to Purchaser, and the PBGC (with the PBGC notice being delivered, in writing, at least two (2) Business Days in advance of any distribution) directing the Escrow Agent to release all or a portion of the Escrowed Property (i) to one or more of the trusts maintained by Seller and/or its affiliates in connection with the Enron Corp. Cash Balance Plan (EIN: ), the Garden State Paper Pension Plan (EIN: ), the EFS Pension Plan (EIN: ) or the San Juan Gas Pension Plan (EIN: ) (collectively, the
     "PENSION Trusts"), which written instruction will provide that such disbursement shall be made directly by Escrow Agent to one or more of the Pension Trusts by wire transfer; or (ii) to Seller, in respect of a payment made by Seller after the date hereof to a Pension Trust, which written instruction will be accompanied by (x) a certification of an executive officer of Seller that an equivalent amount has been deposited by Seller, following the date hereof, into one or more of the Pension Trusts, (y) a written confirmation of the receipt of such funds by the trustee of such Pension Trust(s); provided, however, that in no event will Seller be entitled to a disbursement on account of any minimum funding contribution it makes to the Pension Trusts or will any disbursement be used to satisfy any minimum funding contributions to the Pension Trusts; and further provided the case of (i) or (ii) above, transferred amounts shall not be used to purchase annuities by any of the Pension Trusts, or to reimburse Seller therefor, without the express prior written consent of the PBGC (and the passage of time alone does not constitute such consent) and transferred amounts shall not be in an amount which would cause any Seller Plan to be funded in excess of its benefit liability obligations under the Seller Plan;

          (d) To the PBGC, promptly, but in no event later than two (2) Business Days, after receipt by the Escrow Agent, Seller and Purchaser of a copy of a Final Order (as defined in the Purchase Agreement) by the Bankruptcy Court which establishes that PBGC has allowed claims for unfunded benefit liabilities under Title IV of ERISA with respect to the Seller Plans, in the amount set forth in such Final Order;

          (e) The Escrow Agent shall promptly deliver after receipt by the Escrow Agent of express prior written instructions from Seller and the PBGC (which instructions the PBGC will reasonably give), with a copy thereof to Purchaser, (i) all then remaining Escrowed Property to Seller (A) in the case of involuntary termination of the Seller Plans by the PBGC upon complete satisfaction of the unfunded benefits liabilities as determined under ERISA as set forth in a Final Determination, or (B) in the case of standard termination of all of the Seller Plans, upon the earlier of (1) the first anniversary of the filing by the Seller with the PBGC of the Post-Distribution Certification (PBGC Form 501) in connection with the last termination of a Seller Plan, if the post-termination audit of such plan by the PBGC has not been completed or (2) the completion of the post-termination audits of all of the Seller Plans and settlement of all disputed items arising from such audits (the "Audit Claims"), but in no event earlier than the date upon which there is no liability with respect to a defined benefit pension plan subject to Title IV of ERISA for which Purchaser could be entitled to indemnification pursuant to Section 9.11 of the Purchase Agreement, or (ii) prior thereto, in the event there are outstanding Audit Claims, prior to the disbursement by (i) above, the amount by which the Escrowed Property exceeds the amount of such Audit Claims; or

          (f) Otherwise in accordance with the joint instructions of Seller, Purchaser and the PBGC.

     5. AMOUNTS DISTRIBUTED OR EARNED. All amounts earned with respect to the Escrowed Property (whether interest or otherwise) shall become part of the Escrowed Property and shall be held under the same terms as the Escrowed Property initially delivered to the Escrow Agent hereunder.

     6. TAX MATTERS. Purchaser and Seller agree that Seller shall include any amounts earned with respect to the Escrowed Property in their respective gross incomes for federal, state and local income tax purposes and that Seller shall be liable for payment (and shall indemnify Purchaser for Losses incurred by Purchaser from Seller's nonpayment) of all taxes payable with respect to such earnings and all related tax reporting duties. Each of Purchaser and Seller shall provide the Escrow Agent with its taxpayer identification number and the other information set forth on the signatures page hereto. Failure so to provide such information may prevent or delay disbursements from the Escrowed Property and may also result in the assessment of a penalty and the Escrow Agent's being required to withhold tax on any interest or other income earned on the Escrowed Property. Any payments of income shall be subject to applicable withholding regulations then in force in the United States or any other jurisdiction, as applicable.

     7. SCOPE OF UNDERTAKING. The Escrow Agent's duties and responsibilities in connection with this Escrow Agreement shall be purely ministerial and shall be limited to those expressly set forth in this Escrow Agreement. The Escrow Agent is not a principal, participant or beneficiary in any transaction underlying this Escrow Agreement and shall have no duty to inquire beyond the terms and provisions hereof. Except as set forth in SECTION 16, the Escrow Agent shall have no responsibility or obligation of any kind in connection with this Escrow Agreement or the Escrowed Property and shall not be required to deliver the Escrowed Property or any part thereof or take any action with respect to any matters that might arise in connection therewith, other than to receive, hold, invest, reinvest and deliver the Escrowed Property as herein provided. Without limiting the generality of the foregoing, it is hereby expressly agreed and stipulated by the parties hereto that the Escrow Agent shall not be required to exercise any discretion hereunder and shall have no investment or management responsibility and, accordingly, shall have no duty to, or liability for its failure to, provide investment recommendations or investment advice to Seller or Purchaser. The Escrow Agent shall not be liable for any error in judgment, any act or omission, any mistake of law or fact, or for anything it may do or refrain from doing in connection herewith, except for, subject to SECTION 8 hereof, its own fraud, willful misconduct, gross negligence or material breach of this Escrow Agreement. It is expressly agreed and acknowledged that the Escrowed Property remains property of the Seller following the deposit of such funds with the Bank in accordance with the terms hereof and does not constitute the assets of any of the Pension Trusts or the defined benefit plans related thereto and that no action taken by the Bank in accordance with the terms hereof shall be construed or interpreted to render the Bank a fiduciary with respect to the Pension Trusts for any purpose. It is the intention of the parties hereto that the Escrow Agent shall never be required to use, advance or risk its own funds or otherwise incur financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder.

     8. RELIANCE; LIABILITY. The Escrow Agent may rely on, and shall not be liable for acting or refraining from acting in accordance with, any written notice, instruction or request or other paper furnished to it in hereunder or pursuant hereto and reasonably believed by it in good faith to have been signed or presented by the proper party or parties. The Escrow Agent shall be responsible for holding, investing, reinvesting and disbursing the Escrowed Property pursuant to this Escrow Agreement; provided, however, that in no event shall the Escrow Agent be liable for any lost profits, lost savings or other exemplary, consequential or incidental damages in excess of the Escrow Agent's fee hereunder (not resulting from its own fraud, gross negligence or willful misconduct), and provided, further, that the Escrow Agent shall have no liability for any loss arising from any cause beyond its control, including, but not limited to, the following: (a) acts of God, force majeure, including, without limitation, war (whether or not declared or existing), revolution, insurrection, riot, civil commotion, accident, fire, explosion, stoppage of labor, strikes and other differences with employees; (b) the act, failure or neglect of Seller or Purchaser, (c) the act, failure or neglect of any agent or correspondent or any other person selected by the Escrow Agent (unless such selection involved fraud, gross negligence or willful misconduct); (d) any delay, error, omission or default of any mail, courier, telegraph, cable or wireless agency or operator; or (e) the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers. The Escrow Agent is not responsible or liable in any manner whatsoever for the transaction or transactions requiring or underlying the execution of this Escrow Agreement or for the identity or authority of any person (other than the Escrow Agent) executing this Escrow Agreement or any part hereof or holding the Escrowed Property.

     9. RIGHT OF INTERPLEADER. Should any controversy arise involving the parties hereto or any of them or any other person, firm or entity with respect to this Escrow Agreement or the Escrowed Property, or should a substitute escrow agent fail to be designated as provided in SECTION 16 hereof, or if the Escrow Agent should have reasonable doubt as to what action to take with respect to the continuation of the Escrow Account or any disbursements hereunder, the Escrow Agent shall have the right, but not the obligation, either to (a) withhold delivery of the Escrowed Property until the controversy is resolved, the conflicting demands are withdrawn or its reasonable doubt is resolved or (b) institute a petition for interpleader in (i) the Bankruptcy Court, if the Bankruptcy Cases remain open, or (ii) a court of competent jurisdiction, if the Bankruptcy Cases have been closed, to determine the rights of the parties hereto and pay into such court all applicable funds held by the Escrow Agent for holding and disbursement. Should a petition for interpleader be instituted, or should the Escrow Agent be threatened with litigation or become involved in litigation or binding arbitration in any manner whatsoever in connection with this Escrow Agreement or the Escrowed Property, Seller and Purchaser hereby jointly and severally agree to reimburse the Escrow Agent for its reasonable and documented attorneys' fees and any and all other reasonable and documented out-of-pocket expenses, losses, costs and damages incurred by the Escrow Agent in connection with or resulting from such threatened or actual litigation prior to any disbursement hereunder (other than any such threatened or actual litigation that results from a material breach by the Escrow Agent of this Escrow Agreement or the gross negligence, willful misconduct or fraud of the Escrow Agent).

     10. INDEMNIFICATION. Seller and Purchaser hereby jointly and severally agree to indemnify the Escrow Agent, its officers, directors, partners, employees and agents (each hereinafter referred to as an "INDEMNIFIED PARTY") against, and hold each Indemnified Party harmless from, any and all reasonable and documented out-of-pocket expenses, including, without limitation, reasonable attorneys' fees and court costs, losses, costs, damages and claims, including, but not limited to, costs of investigation, litigation, tax liability (other than taxes payable with respect to fees paid or other income hereunder) suffered or incurred by any Indemnified Party in connection with or arising from or out of this Escrow Agreement, except such acts or omissions as may result from the fraud, willful misconduct or gross negligence of, or material breach of this Escrow Agreement by, such Indemnified Party. IT IS THE EXPRESS INTENT OF EACH OF SELLER AND PURCHASER TO INDEMNIFY EACH OF THE INDEMNIFIED PARTIES FOR, AND HOLD THEM HARMLESS FROM AND AGAINST, SELLER'S OR PURCHASER'S NEGLIGENT ACTS OR OMISSIONS. If any action or proceeding is brought against any Indemnified Party with respect to which indemnity may be sought from Seller and Purchaser pursuant to this SECTION 10, or an Indemnified Party receives notice from any potential claimant, such Indemnified Party shall, as promptly as practicable after receiving notice thereof, give written notice to Seller and Purchaser of the commencement of such action or proceeding or of the existence of any such claim (any such action, proceeding or notice hereinafter referred to as a "CLAIM") and furnish Seller and Purchaser with copies of any summons or other legal process received by such Indemnified Party and other documents and information in the possession of such Indemnified Party as to the nature and basis of the claim; provided that no failure to give or delay in giving such notice or such documents and information shall relieve Seller or Purchaser from any of their indemnification obligations hereunder except to the extent such obligations could have been reduced or avoided in the absence of such failure or delay. In the event that any Claim shall be brought against any Indemnified Party, Seller and Purchaser will be entitled to participate in the defense of such Claim, and, after written notice from Seller and Purchaser to such Indemnified Party, to jointly assume the defense of such Claim with a single counsel mutually agreed upon and appointed by Seller and Purchaser and which counsel is reasonably acceptable to such Indemnified Party at Seller's and Purchaser's joint expense or, alternatively, if only Seller on the one hand, or Purchaser on the other hand, elect to assume the defense of such Claim, then such electing parties will, after written notice to the non-electing parties and such Indemnified Party, be entitled to defend such Claim separately with the cost of such defense to be shared equally by Seller on the one hand and Purchaser on the other hand (in each case, Seller or Purchaser shall not thereafter be responsible for the fees and disbursements of any separate counsel retained by such Indemnified Party in connection with such action or proceeding, except as provided below in this paragraph). For the avoidance of doubt, if Seller and Purchaser shall jointly assume the defense of any Claim against any Indemnified Party, such defense shall be jointly controlled by Seller and Purchaser and all decisions relating thereto shall be mutually agreed upon by Seller and Purchaser. If only Seller on the one hand, or Purchaser on the other hand, shall elect to assume the defense of any Claim separately, such electing parties shall obtain the prior written consent of (a) the non-electing parties before entering into any settlement of such Claim (other than sharing equally in the cost thereof as set forth above) if the settlement imposes any cost, expense or obligation on the non-electing parties or does not expressly and unconditionally release the non-electing parties from all liabilities and obligations with respect to such Claim and (b) the Indemnified Party if the settlement imposes any cost, expense or obligation on the Indemnified Party or does not expressly and unconditionally release the Indemnified Party from all liabilities and obligations with respect to such Claim. Notwithstanding any election by Seller or Purchaser to assume the defense of any such Claim, such Indemnified Party shall have the right to employ separate counsel and to participate in the defense of such Claim at the Indemnified Party's expense; provided, however that such Indemnified Party shall not have the right to settle any such Claim without the prior written consent of Seller and Purchaser. Seller and Purchaser agree to pay the reasonable and documented fees and disbursements of such separate counsel only if (x) the use of counsel jointly chosen by Seller and Purchaser to represent such Indemnified Party would present an actual conflict of interest which it would be unreasonable to waive or (y) Seller and Purchaser shall authorize such Indemnified Party to employ separate counsel at the expense of Seller and Purchaser. If Seller on the one hand, or Purchaser on the other hand, do not elect, jointly or separately, to assume the defense of a Claim against any Indemnified Party, such Indemnified Party shall obtain the prior written consent of Seller and Purchaser before entering into any settlement of such Claim. Notwithstanding anything to the contrary contained in this SECTION 10, Seller and Purchaser agree, as between themselves, to share in the aggregate amount of any indemnifiable costs or expenses for which any Indemnified Party may be liable in such proportion as is appropriate to reflect their respective relative fault in connection with the acts or omissions which resulted in such costs or expenses. The relative fault of Seller on the one hand, and Purchaser on the other hand, shall be determined by reference to whether the acts or omissions at issue were those of Seller on the one hand, or Purchaser on the other hand. If any amount paid by any of the Seller or Purchaser pursuant to this SECTION 10 is in excess of the amount allocable to it in accordance with the provisions of this SECTION 10, it shall be entitled to reimbursement of such excess amount (plus all reasonable attorneys' fees and documented expenses incurred in connection with enforcing this provision) from the other parties (other than the Escrow Agent).

     11. COMPENSATION AND REIMBURSEMENT OF EXPENSES. Seller, Purchaser and PBGC hereby agree that the Escrow Agent may withdraw funds out of the Escrowed Property to satisfy the Escrow Agent's fees for its services hereunder in accordance with the Escrow Agent's fee schedule as attached as Schedule I hereto as in effect from time to time; provided, however, the Escrow Agent shall provide written notice (the "WITHDRAWAL NOTICE") to the Seller, Purchaser and PBGC ten (10) business days notice of any pending withdrawal of funds in accordance with this SECTION 11 and shall not effectuate such withdrawal if Seller, Purchaser or PBGC shall object to such withdrawal prior to the effective date set forth in the Withdrawal Notice. In addition, Seller, Purchaser and PBGC, each agree that the Escrow Agent may withdraw funds out of the Escrowed Property to reimburse the Escrow Agent for all of its reasonable and documented out-of-pocket expenses incurred by the Escrow Agent in connection with the performance of its duties and enforcement of its rights hereunder and otherwise in connection with the operation, administration and enforcement of this Escrow Agreement, including, without limitation, attorneys' fees, brokerage costs and related expenses incurred by the Escrow Agent, in each case to the extent reasonably necessary (collectively, "OTHER EXPENSES"). Notwithstanding the foregoing, the Escrow Agent shall have no right to withdraw funds from the Escrowed Property for any Other Expenses to the extent such expenses arise out of, relate to or result from the Escrow Agent's material breach of this Escrow Agreement or the gross negligence, willful misconduct or fraud of the Escrow Agent.

     12. FUNDS TRANSFER.

          (a) All disbursements of any or all of the Escrowed Property shall be made by wire transfer of immediately available U.S. Federal Funds to an account designated by the payee therefor. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by facsimile, or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule II hereto, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in writing actually received and acknowledged by the Escrow Agent. The parties to this Escrow Agreement acknowledge that such security procedure is commercially reasonable.

          (b) It is understood that the Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying number provided by Seller, Purchaser or PBGC hereto to identify
     (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank, designated.

     13. NOTICES. All notices or other communications under this Escrow Agreement by any party hereto shall be considered as properly given if in writing and (a) delivered against receipt therefor, (b) mailed by registered or certified mail, return receipt requested and postage prepaid or (c) sent by facsimile machine, in each case to the address or facsimile number, as the case may be, set forth below:

         If to the Escrow Agent, to:

                  [------------]
                  Attention:
                  Facsimile:

         If to Seller, to:

                  Enron Corp.
                  1221 Lamar Street, Suite 1600
                  Houston, TX 77002
                  Attention:  General Counsel
                  Facsimile:  (713) 646-6227

         With a copy to:

                  Weil, Gotshal & Manges LLP
                  200 Crescent Ct., Suite 300
                  Dallas, TX 75201
                  Attention:  Michael Saslaw
                  Facsimile:  (214) 746-7777

         If to Purchaser, to:

                  Southern Union Company
                  One PEI Center, Second Floor
                  Wilkes-Barre, PA 18711
                  Attention:  Thomas F. Karam, President and COO
                  Facsimile:  (570) 829-8900

                  and

                  General Electric Capital Corporation
                  120 Long Ridge Road
                  Stamford, CT 06927
                  Attention:  Manager of Operations
                  Facsimile:  (203) 961-2215

         With a copy to:

                  Fleischman & Walsh, L.L.P.
                  1919 Pennsylvania Avenue, N.W.
                  Suite 600
                  Washington, DC 20006
                  Attention:  Sean P. McGuinness
                  Facsimile:  (202) 265-5706

         And a copy to:

                  Paul, Hastings, Janofsky & Walker LLP
                  1055 Washington Boulevard
                  Stamford, CT 06901
                  Attention:  Jonathan Birenbaum
                  Facsimile:  (203) 359-3031

         If to PBGC, to:

                  John A. Menke
                  Brenda Bachman
                  Richard Perry
                  Pension Benefit Guaranty Corporation
                  Office of the General Counsel
                  1200 K Street, N.W.
                  Washington, D.C. 20005-4026
                  Fax: (202) 326-4112

                  and

                  Ajit Gadre
                  Supervisory Financial Analyst
                  Corporate Finance and Negotiations Department
                  Pension Benefit Guaranty Corporation
                  Office of the General Counsel
                  1200 K Street, N.W.
                  Washington, D.C. 20005-4026
                  Fax: (202) 326-4071


Delivery of any communication given in accordance herewith shall be effective only upon actual receipt (and in the case of facsimile transmissions when received during normal business hours) thereof by the party or parties to whom such communication is directed. Any party to this Escrow Agreement may change the address to which communications hereunder are to be directed by giving written notice to the other party or parties hereto in the manner provided in this SECTION 13. All signatures of the parties to this Escrow Agreement may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party.

     14. CHOICE OF LAWS; CUMULATIVE RIGHTS. This Escrow Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York. All of the Escrow Agent's rights hereunder are cumulative of any other rights it may have at law, in equity or otherwise.

     15. JURISDICTION; SERVICE OF PROCESS.

          (a) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT FOR ANY AND ALL DISPUTES, CONTROVERSIES, CONFLICTS, LITIGATION OR ACTIONS ARISING OUT OF OR RELATING TO THIS ESCROW AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES NOT TO COMMENCE ANY LITIGATION OR ACTIONS ARISING OUT OF OR RELATING TO THIS ESCROW AGREEMENT EXCEPT IN THE BANKRUPTCY COURT; PROVIDED, HOWEVER, THAT IF THE BANKRUPTCY CASES HAVE CLOSED, THE PARTIES AGREE TO UNCONDITIONALLY AND IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK COUNTY OR THE COMMERCIAL DIVISION CIVIL BRANCH OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND ANY APPELLATE COURT FROM ANY THEREOF, FOR THE RESOLUTION OF ANY SUCH DISPUTE, CONTROVERSY, CONFLICT, LITIGATION OR ACTION; NOTWITHSTANDING THE FOREGOING, Nothing in this Agreement (a) confers jurisdiction on any bankruptcy court over causes of action involving, or claims against, any non-debtor under ERISA, or (b) constitutes a waiver or agreement by any party hereto on any jurisdictional issue involving or in any way relating to ERISA.

          (b) The parties hereby unconditionally and irrevocably waive, to the fullest extent permitted by Applicable Law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Escrow Agreement or any of the transactions contemplated hereby brought in any court specified in paragraph (a) above, or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (c) Each of the parties hereto hereby consents to process being served by any party to this Escrow Agreement in any suit, Action or proceeding by the mailing of a copy thereof in accordance with the provisions of Section 13.

     16. RESIGNATION. The Escrow Agent may resign hereunder upon thirty (30) days' prior notice to Seller, Purchaser and the PBGC. Upon the effective date of such resignation, the Escrow Agent shall deliver the Escrowed Property to any substitute escrow agent designated in writing by Seller, Purchaser and the PBGC. Such substitute escrow agent shall be bound to the terms of this Escrow Agreement until such time as this Escrow Agreement shall be amended or modified in accordance with the terms hereof. If Seller, Purchaser and the PBGC fail to designate a substitute escrow agent within thirty (30) days after the giving of such notice, the Escrow Agent may institute a petition for interpleader. The Escrow Agent's sole responsibilities after such 30-day notice period expires shall be to (i) hold the Escrowed Property, and (ii) deliver the same to a designated substitute escrow agent, if any, or in accordance with the directions of a final order or judgment of (A) the Bankruptcy Court, if the Bankruptcy Cases remain open, or (B) a court of competent jurisdiction, if the Bankruptcy Cases have been closed, at which time of delivery the Escrow Agent's obligations hereunder shall cease and terminate, except that such resignation shall not relieve the Escrow Agent from any liability, losses, costs, damages or claims that result from a material breach by the Escrow Agent of this Escrow Agreement or the gross negligence, willful misconduct or fraud of the Escrow Agent. The Escrow Agent or successor agent shall continue to act as escrow agent hereunder until a successor is appointed and qualified to act as the escrow agent.

     17. TERMINATION BY PURCHASER AND SELLER. By mutual agreement, Purchaser and Seller shall have the right at any time upon not less than ten (10) days' prior written notice to the Escrow Agent to terminate their appointment of the Escrow Agent as the escrow agent, or any successor escrow agent, as escrow agent hereunder. The Escrow Agent or successor agent shall continue to act as escrow agent hereunder until a successor is appointed and qualified to act as the escrow agent.

     18. BINDING EFFECT; ASSIGNMENT. This Escrow Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Except as set forth in SECTION 10 hereof, nothing in this Escrow Agreement shall create or be deemed to create any third party beneficiary rights in any Person not party to this Escrow Agreement. No assignment of this Escrow Agreement or of any rights or obligations hereunder may be made by any of Seller, Purchaser, or the Escrow Agent (by operation of law or otherwise) without the prior written consent (not to be unreasonably withheld, conditioned or delayed) of the other parties hereto and any attempted assignment without the required consent shall be void; provided, however, that Seller and Purchaser shall have the right to assign this Escrow Agreement to their respective Affiliates, provided that notice of such assignment is promptly given the Escrow Agent and the other parties hereto upon or immediately following such assignment.

     19. SEVERABILITY. If one or more of the provisions hereof shall for any reason be held to be invalid, illegal or unenforceable in any respect under applicable law, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Escrow Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, and the remaining provisions hereof shall be given full force and effect.

     20. TERMINATION. This Escrow Agreement shall terminate upon the disbursement, in accordance with the terms hereof, of the Escrowed Property in full; provided, however, that in the event all fees, expenses, costs and other amounts required to be paid to the Escrow Agent hereunder are not fully and finally paid prior to termination, the provisions of SECTIONS 8, 9 and 10 hereof shall survive the termination hereof; and provided, further, that such termination shall not relieve the Escrow Agent from any liability, losses, costs, damages or claims that result from a material breach by the Escrow Agent of this Escrow Agreement or the gross negligence, willful misconduct or fraud of the Escrow Agent.

     21. NO RIGHT OF SET-OFF. Except as set forth in SECTION 11 hereof, the Escrow Agent hereby unconditionally and irrevocably waives any and all rights to set-off, netting, offset, recoupment, or similar rights that it has or may have against the Escrowed Property including, without limitation, claims arising as a result of any claims, amounts, liabilities, costs, expenses, damages, or other losses that Escrow Agent may be otherwise entitled to collect from any party to this Escrow Agreement.

     22. HEADINGS. The section headings contained in this Escrow Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Escrow Agreement.

     23. COUNTERPARTS. This Escrow Agreement and any document required to be provided hereunder may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. All signatures of the parties to this Escrow Agreement may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party.

     24. ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Escrow Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof, and neither Seller and Purchaser, on one hand, and the Escrow Agent, on the other hand, has relied on any representations or agreements of the other, except as specifically set forth in this Escrow Agreement. This Escrow Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Escrow Agreement signed by Seller and Purchaser and upon written notice to the PBGC. In addition, Sections 2, 3(b), 4, 5, 9, 15, 16, 20 and 24 shall not be amended, nor shall any other amendment of this Escrow Agreement be effective if it materially adversely affects the interests of the PBGC, without the written consent of the PBGC. No action taken pursuant to this Escrow Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any agreement contained herein. The waiver by any party hereto of a breach of any provision of this Escrow Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by Law. This Escrow Agreement or any provision hereof may be amended, modified, waived or terminated only by written instrument duly signed by the parties hereto.

     25. EFFECT ON PBGC CLAIMS. This Escrow Agreement shall not be deemed or interpreted to limit the rights of the PBGC in respect of its proofs of claim filed in the chapter 11 cases of Seller and its debtor affiliates and, notwithstanding any other provision contained herein, nothing contained in this Escrow Agreement shall be construed as limiting, restricting or otherwise affecting: (i) the rights, interests, claims and causes of action, if any, of the PBGC, that may be brought under ERISA, including but not limited to, perfecting liens and filing or otherwise pursuing any claims and causes of action, if any, applicable to any entity, or (ii) the rights of Seller or any other party-in-interest in the chapter 11 cases of the Seller and its debtor affiliates to assert defenses with respect to any claim filed by the PBGC or any cause of action referred to in subparagraph (i) of this Section 25.

     26. INDEMNITY CLAIMS. Purchaser hereby agrees that, notwithstanding anything to the contrary in the Purchase Agreement, the satisfaction of all claims under Section 9.11 of the Purchase Agreement related to amounts imposed upon or assessed against Purchaser or a Transfer Group Company by the PBGC with respect to any of the Seller Plans will first be pursued under this Escrow Agreement and satisfied from the Escrowed Property.

     27. GENERAL. If performance by any party to this Escrow Agreement is delayed or prevented by any act of God, terrorism, fire, flood or other casualty, strike, national emergency or other cause beyond the reasonable control of a party, then the period of such party's performance of the applicable obligation shall be automatically extended for the same amount of time that such party is so delayed or hindered. The affected party shall use its best efforts to remove the cause of delay and shall notify the other parties to this Escrow Agreement in writing of any such delay or failure promptly after the commencement of the event relied upon for its delay or failure to comply with its obligations.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF the parties hereto have executed this Escrow Agreement to be effective as of the date first above written.

                                     [_________________]2



                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
TAX CERTIFICATION: Taxpayer ID#:    47-0255140

NOTE: THE FOLLOWING CERTIFICATION SHALL BE USED BY AND FOR A U.S. RESIDENT ONLY. NON-RESIDENTS MUST USE AND PROVIDE FORM W8-BEN
---------------------------

Customer is a (check one):

 X  Corporation ___ Municipality ___Partnership ___ Non-profit or Charitable Org
----

___ Individual    ___ REMIC      ___ Trust  ___ Other: Limited Liability Company


Under the penalties of perjury, the undersigned certifies that:

(1)  the entity is organized under the laws of the United States;

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.
--------------------------------------------------------------------------------

Note:   The  IRS  does  not  require  your  consent  to  any  provision  of this document other than  the certifications required to avoid backup withholding.

                                  ENRON CORP.



                                  By:
                                     -----------------------------------------
                                     Name:  George M. McCormick III
                                     Title: Managing Director,
                                            Corporate Development

--------------------------------------------------------------------------------
TAX CERTIFICATION: Taxpayer ID#:    20-1275050
                                 --------------------------------------

NOTE: THE FOLLOWING CERTIFICATION SHALL BE USED BY AND FOR A U.S. RESIDENT ONLY. NON-RESIDENTS MUST USE AND PROVIDE FORM W8-BEN
-----------------------

Customer is a (check one):

___ Corporation ___ Municipality ___Partnership ___ Non-profit or Charitable Org

___ Individual  ___ REMIC       ___ Trust   X   Other: LIMITED LIABILITY COMPANY
                                          -----

Under the penalties of perjury, the undersigned certifies that:

(1)  the entity is organized under the laws of the United States;

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.
--------------------------------------------------------------------------------

Note:   The  IRS  does  not require  your  consent  to  any  provision  of  this document other than  the certifications required to avoid backup withholding.

                                  CCE HOLDINGS, LLC



                                  By:
                                     -----------------------------------------
                                     Name:  Thomas F. Karam
                                     Title: President

--------------------------------------------------------------------------------
TAX CERTIFICATION: Taxpayer ID#:

NOTE: THE FOLLOWING CERTIFICATION SHALL BE USED BY AND FOR A U.S. RESIDENT ONLY. NON-RESIDENTS MUST USE AND PROVIDE FORM W8-BEN
-----------------------

Customer is a (check one):

___ Corporation ___Municipality ___ Partnership ___ Non-profit or Charitable Org

___ Individual  ___ REMIC       ___ Trust           Other:
                                                ----

Under the penalties of perjury, the undersigned certifies that:

(1)  the entity is organized under the laws of the United States;

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.
--------------------------------------------------------------------------------

Note:   The  IRS  does not  require  your  consent  to  any  provision  of  this document other than the certifications required to avoid backup withholding.

                                  PENSION BENEFIT GUARANTY CORPORATION



                                  By:
                                     -----------------------------------------
                                     Name:  James J. Keightley
                                     Title: General Counsel

                                   SCHEDULE I

                           ESCROW AGENT FEE SCHEDULES



================================================================================
SCHEDULE OF FEES FOR THE ESCROW AGENT'S SERVICES
================================================================================

NEW ACCOUNT ACCEPTANCE FEE..........................................$750  WAIVED
        Payable upon Account Opening

MINIMUM ADMINISTRATIVE FEE................................................$3,500
         Payable Upon Account Opening and in Advance for each year in which we act as Escrow Agent


ACTIVITY FEES:

DISBURSEMENTS
Per Check....................................................................$35
Per Wire                             U.S.....................................$35
                                     International..........................$100

RECEIPTS
Per Check....................................................................$10
Per Wire.....................................................................$10


INVESTMENTS
Per directed buy/sell).......................................................$50


LEGAL EXPENSES:..........................................................AT COST



There will be no legal expenses if this Escrow Agreement is employed without substantial substantive amendments.



A New Account Acceptance Fee will be charged for the Bank's review of this Escrow Agreement along with any related account documentation. A one (1) year Minimum Administrative Fee will be assessed for any account which is funded. The account will be invoiced in the month in which the account is opened and annually thereafter. Payment of the invoice is due 30 days following receipt.

The Administrative Fee will cover a maximum of fifteen (15) annual administrative hours for the Bank's standard escrow services including account setup, safekeeping of assets, investment of funds, collection of income and other receipts, preparation of statements comprising account activity and asset listing, and distribution of assets in accordance with the specific terms of this Escrow Agreement.

EXTRAORDINARY SERVICES AND OUT-OF POCKET EXPENSES:

After this Escrow Agreement is executed and the escrow account is funded with the Deposit, any additional services beyond our standard services as specified above, such as annual administrative activities in excess of fifteen (15) hours and all reasonable and documented out-of-pocket expenses including reasonable attorney's fees will be considered extraordinary services for which related costs, transaction charges, and additional fees will be billed at the Bank's standard rate.

MODIFICATION OF FEES:

Circumstances may arise necessitating a change in the foregoing fee schedule. The Bank will attempt at all times, however, to maintain the fees at a level which is fair and reasonable in relation to the responsibilities assumed and the duties performed.

ASSUMPTIONS:

  o The escrow deposit shall be continuously invested in JPMorgan US Govt. #220 Money Market Fund. The Minimum Administrative Fee would include A SUPPLEMENTAL CHARGE OF 50 BASIS POINTS on the escrow deposit amount if another investment option is chosen.

  o The account will be invoiced in the month in which the account is opened and annually thereafter.

  o      Payment of the invoice is due 30 days following receipt.

                                   SCHEDULE II

                TELEPHONE NUMBER(S) FOR CALL-BACKS AND PERSON(S)
                DESIGNATED TO CONFIRM FUNDS TRANSFER INSTRUCTIONS

                (Need at least three individuals from each party)



IF TO SELLER:

           NAME                                                        TELEPHONE
           ----                                                        ---------
1.         Mary Perkins                                           (713) 853-3172
2.         Cathy Moehlrnan                                        (713) 853-3353
3.         Carol McSpadden                                        (713) 853-6632
4.         Sam Round                                              (713) 853-7465


IF TO PURCHASER:

           NAME                                                        TELEPHONE
           ----                                                        ---------
1.         Richard N. Marshall                                    (570) 829-8795
2.         Michael J. McLaughlin                                  (570) 829-8919


IF TO PBGC:

           NAME                                                        TELEPHONE
           ----                                                        ---------
1.         James J. Keightley                                     (202) 326-4020
2.         John A. Menke                                          (202) 326-4020


Telephone call-backs shall be made to Seller or Purchaser if joint instructions are required pursuant to this Escrow Agreement.






______________________________
1 Bank to be a national or state bank having assets of $100,000,000,000 or more, as mutually agreed by Seller and Purchaser.

2 To be determined, upon mutual agreement between Seller and Purchaser.